UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 31, 2013
Date of Report (Date of earliest event reported)

AMERICAN EXPLORATION CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-141060	98-0518266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

407 2nd Street SW Suite 700 Calgary, Alberta, Canada	T2P 2Y3
(Address of principal executive offices)	(Zip Code)

(403) 233-8484
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 – SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Effective on October 31, 2013, the Board of Directors of American Exploration Corporation., a Nevada corporation (the "Company"), authorized the settlement of debt in the aggregate amount of $4,500.00 (the "Debt") and issued an aggregate 2,250,000 shares of common stock as settlement. The Debt was evidenced by that certain convertible debenture in the principal amount of $100,000 CD dated October 13, 2009 (the "Convertible Debenture"). The Convertible Debenture evidenced a loan of monies to the Company by an unrelated third party and was evidenced on the financial statements of the Company for fiscal years ended December 31, 2009, 2010, 2011 and 2012. The holder of the Convertible Debenture subsequently entered into those certain convertible note purchase agreements dated September 30, 2013 (collectively, the "Note Purchase Agreements") with three separate unrelated purchasers (collectively, the Purchasers"), pursuant to which the Purchasers each respectively agreed to purchase 30% of the principal of the Convertible Debenture equal to $34,529.10 (individually and collectively, the "Note Portion").

On October 31, 2013, the Company received those certain notices of conversion dated October 31, 2013 from the Purchasers (collectively, the "Notices of Conversion"), pursuant to which the Purchasers each converted $1,500 of the Note Portion into 750,000 shares of common stock at a conversion price of $0.002 per share.

Therefore, the Company issued an aggregate of 2,250,000 shares of its common stock to the Purchasers. The shares of common stock under the Debt were issued to three non-United States resident Purchasers in reliance on Regulation S promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”). The shares of common stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. Each Purchaser acknowledged that the securities to be issued have not been registered under the Securities Act, that they understood the economic risk of an investment in the securities, and that they had the opportunity to ask questions of and receive answers from the Company’s management concerning any and all matters related to acquisition of the securities.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPLORATION CORPORATION

DATE: November 5, 2013	By:	/s/ Steven Harding
Steven Harding
Chief Executive Officer

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